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                                                                 EXHIBIT 10.04


                                FIRST AMENDMENT
                                       TO
                               FACILITY AGREEMENT
                               ------------------

      THIS FIRST AMENDMENT TO FACILITY AGREEMENT dated January 25 1999 (this "FIRST AMENDMENT"), is among: ORAVAX JVM, INC., a Delaware corporation (the "BORROWER") and CONNAUGHT LABORATORIES, INC., a Delaware corporation ("the "LENDER").

                                  WITNESSETH:
                                  ----------

      WHEREAS, the Borrower and the Lender executed that certain Facility Agreement dated as of November 2, 1998 (the "FACILITY AGREEMENT") whereby, upon the terms and conditions therein stated, the Lender agreed to make a loan to the Borrower up to the maximum principal amount of $3,000,000; and

      WHEREAS, the Borrower and the Lender mutually desire to amend certain aspects of the Facility Agreement;

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loan, extension of credit and commitment hereinafter referred to, the parties hereto agree as follows:

      1. SECTION 1, SECOND PARAGRAPH of the Facility Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting in lieu thereof the following:

      The Loan will be payable, including any interest accrued up to such date, on the earliest to occur of (i) the date of consummation of the Merger (as defined below); (ii) July 31, 1999 or (iii) the date on which such Facility is terminated in accordance with the provisions hereof (such earliest date, the "Maturity Date"). "Merger" shall mean the consummation of the transactions described in the Agreement and Plan of Acquisition dated November 10, 1998 (the "Merger Agreement") by and between OraVax, Inc., Peach Acquisition Corp. and Peptide Therapeutics Group plc, a corporation organized and existing under the laws of England and Wales ("PT") pursuant to which PTR proposes to acquire the Borrower.
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     2.      SECTION 9 of the Facility Agreement is hereby amended by adding a new subsection (h) which will read:

     (h) It will maintain all of its rights relating to the Japanese encephalitis vaccine, the tick-borne encephalitis vaccine and the hepatitis C vaccine until the first to occur of (i) effective time of the Merger, or
     (ii) the termination of the Merger Agreement.

     3. SECTION 10 of the Facility Agreement is hereby amended by adding a new subsection (j) which will read:

     (j) The failure of the Borrower to perform, observe or comply with its obligations set forth in Section 9(h).

     4. The Borrower agrees to consent to the assignment of the Facility Agreement to Pasteur Merieux Serums $ Vaccins S.A. ("PMC") such that $2,100,000 of the $3,000,000 Facility shall be assigned to PMC and to Merieux America Holdings, Inc. ("MAHI") such that $900,000 of the $3,000,000 Facility shall be assigned to MAHI. In connection with such assignment, the Borrower agrees to execute and deliver all documents necessary to effect such assignment within 3 days after such documents have been delivered to the Borrower.

     5. Except as expressly provided herein, the Facility Agreement and the other instruments and agreements referred to herein and in the Facility Agreement are not amended, modified or affected by this First Amendment, and all such documents remain in full force and effect according to the terms, provisions and conditions thereof; and any and all rights, titles, interests, liens and powers created or existing thereunder are renewed, extended and carried forward hereby, and all of the foregoing are ratified and confirmed in all respects.

     6. The Borrower hereby reaffirms all representations and warranties made in the Facility Agreement as of the date hereof and confirms that no Default or Event of Default exists thereunder.

     7. All the defined terms used herein but not defined herein shall have the same meanings herein as in the Facility Agreement.

     8. On and after the date on which this First Amendment becomes effective, the terms "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Facility Agreement shall, except where the context otherwise requires, refer to the Facility Agreement, as amended by this First Amendment.

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     9.     This First Amendment shall benefit and bind the Borrower and the
Lender, and their respective assigns, successors, and legal representatives.

    10. This First Amendment shall not become effective until fully executed by the Borrower and the Lender, together with such other documents as the Lender may reasonably request.

    11. THIS FIRST AMENDMENT, THE FACILITY AGREEMENT, THE NOTE, AMENDMENT TO PLEDGE AGREEMENT, THE PLEDGE AGREEMENT AND THE FACILITY DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARITIES.

    12. The provisions of Sections 12 and 13 of the Facility Agreement are hereby incorporated by reference.


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     The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

        BORROWER:             ORAVAX JVM, INC., a
        --------              Delaware corporation



                              By /s/ Lance Gordon
                                 ------------------------------------------
                                 Name: Lance Gordon
                                 Title: President & CEO
                                 Address for Notices:
                                 --------------------
                                 38 Sidney Street
                                 ----------------
                                 Cambridge, MA   02139
                                 ---------------------
                                 Telecopier No.: (617) 494 0924
                                                  -------------
                                 Telephone No.:  (617) 494 9024
                                                  -------------
                                 Attention: Lance Gordon
                                            ------------

        LENDER:                  CONNAUGHT LABORATORIES, INC., a
        ------                   Delaware corporation

                                 By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 Address for Notices
                                 -------------------
                                 Route 611
                                 Swiftwater, PA   18370
                                 Telecopier No.: (717) 839-4096
                                 Telephone No.: (717) 839-5587
                                 Attention: Vice President & General Counsel

              The undersigned hereby consents to the foregoing First Amendment and confirms that such first Amendment shall not affect the validity or enforceability of the Pledge Agreement dated as of November 2, 1998 as amended by that certain Amendment to Pledge Agreement dated of even date herewith, which is hereby ratified and confirmed in all respects.

ORAVAX JVM, INC., as Pledgor

By: /s/ Lance Gordon
    ------------------------
    Name: Lance Gordon
    Title: President & CEO











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     The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


     BORROWER:                      ORAVAX JVM, INC., a
     --------                       Delaware corporation



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    Address for Notices:
                                    -------------------

                                    ----------------------------

                                    ----------------------------
                                    Telecopier No.: (   )
                                                    ------------
                                    Telephone No.: (   )
                                                   -------------
                                    Attention:
                                              ------------------

     LENDER:                        CONNAUGHT LABORATORIES, INC., a
     ------                         Delaware corporation


                                    By: /s/ Paul Kirkconnell
                                        --------------------
                                        Name: Paul Kirkconnell
                                        Title: Corporate Vice President

                                    Address for Notices
                                    -------------------
                                    Route 611
                                    Swiftwater, PA   18370
                                    Telecopier No.: (717) 839-4096
                                    Telephone No.: (717) 839-5587
                                    Attention: Vice President & General Counsel


         The undersigned hereby consents to the foregoing First Amendment and confirms that such First Amendment shall not affect the validity or enforceability of the Pledge Agreement dated as of November 2, 1998 as amended by that certain Amendment to Pledge Agreement dated of even date herewith, which is hereby ratified and confirmed in all respects.

ORAVAX JVM, INC., as Pledgor

By:
   ----------------------------
   Name:
   Title: